Exhibit 99.1 (ii)
HAI LAI EDUCATION TECHNOLOGY LIMITED
AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
AS OF MARCH 31, 2008

HAI LAI EDUCATION TECHNOLOGY LIMITED AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except share-related data)
ASSETS

As of March 31, 2008
RMB
CURRENT ASSETS
Cash and cash equivalents	12,693
Prepaid expenses and other current assets	3,832

Total Current Assets	16,525

PROPERTY AND EQUIPMENT, NET	194,472

OTHER ASSETS
Land use rights, net	50,850

TOTAL ASSETS	261,847

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Deferred revenue	35,384
Dividends payable	1,186
Accrued expenses and other current liabilities	52,697
Income taxes payable	12,718

Total Current Liabilities	101,985

NON-CURRENT LIABILITIES
Notes payable	78,400

TOTAL LIABILITIES	180,385

COMMITMENTS AND CONTINGENCIES	—

SHAREHOLDERS’ EQUITY
Registered capital	25,000
Additional paid-in capital	9,719
Retained earnings
Unappropriated	38,778
Appropriated	7,965

Total Shareholders’ Equity	81,462

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	261,847

HAI LAI EDUCATION TECHNOLOGY LIMITED AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except share-related data)

For the three months ended March 31, 2008
RMB

REVENUES	25,064

COST OF REVENUES	(11,287)

GROSS PROFIT	13,777

OPERATING EXPENSES
General and administrative expenses	(277)

INCOME FROM OPERATIONS	13,500

OTHER INCOME (EXPENSES)
Interest expense	(1,506)
Other income	16

Total Other (Expenses) Income, net	(1,490)

INCOME BEFORE TAXES	12,010

INCOME TAX EXPENSE	(1,804)

NET INCOME	10,206

HAI LAI EDUCATION TECHNOLOGY LIMITED AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands, except share-related data)

For the three months ended March 31, 2008
RMB
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	10,206
Adjusted to reconcile net income to cash provided by operating activities:
Depreciation	4,043
Amortization on land use rights	267
Changes in operating assets and liabilities
(Increase) decrease in:
Prepaid expenses and other current assets	(1,343)
Increase in:
Deferred revenues	(22,346)
Accrued expenses and other current liabilities	(2,188)
Income taxes payable	1,489

Net cash provided by operating activities	(9,872)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of fixed assets and land use rights	(3,552)

Net cash used in investing activities	(3,532)

CASH FLOWS FROM FINANCING ACTIVITIES
Net cash (used in) provided by financing activities	—

NET INCREASE IN CASH AND CASH EQUIVALENTS	(13,424)

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	26,117

CASH AND CASH EQUIVALENTS AT END OF PERIOD	12,693

HAI LAI EDUCATION TECHNOLOGY LIMITED AND SUBSIDIARIES
NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
AS OF MARCH 31, 2008
1.	BASIS OF PREPARATION
Hai Lai Education Technology Limited (“Hai Lai”) was incorporated on June 21, 2001 in the People’s Republic of China (“PRC”) as a limited liability company. The business activities of Hai Lai are science and education development and investment holding.

Foreign Trade Business College of Chongqing Normal University (“FTBC”), a wholly owned subsidiary of Hai Lai, was incorporated in the PRC on June 28, 2001. FTBC is an education and career preparation college that offers bachelor degree and diploma courses in finance, economics, trade, tourism management, advertising, languages, information technology and music. Revenue is generated primarily from student tuition fees and student boarding charges.

Hai Lai formed a wholly owned subsidiary, Hai Yuen Company Limited (“Hai Yuen’), in the PRC on July 30, 2007. Hai Yuen principally provides accommodation and catering services to students.

Hai Lai, FTBC and Hai Yuen are hereinafter referred to as (“the Company”).

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The accompanying 2008 consolidated financial statements include the financial statements of Hai Lai, its 100% owned subsidiaries FTBC and Hai Yuen.

All significant inter-company transactions and balances have been eliminated in consolidation.

2.	RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS
In February 2007, the Financial Accounting Standards Board (FASB) issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities — Including an Amendment of FASB Statement No. 115”. This statement permits entities to choose to measure many financial instruments and certain other items at fair value. Most of the provisions of SFAS No. 159 apply only to entities that elect the fair value option. However, the amendment to SFAS No. 115 “Accounting for Certain Investments in Debt and Equity Securities” applies to all entities with available-for-sale and trading securities. SFAS No. 159 is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provision of SFAS No. 157, “Fair Value Measurements”. The adoption of this statement is not expected to have a material effect on the Company’s financial statements.

In December 2007, the Financial Accounting Standards Board (FASB) issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements — an amendment of ARB No. 51”. This statement improves the relevance, comparability, and transparency of the financial information that a reporting entity provides in its consolidated financial statements by establishing accounting and reporting standards that require; the ownership interests in subsidiaries held by parties other than the parent and the amount of consolidated net income attributable to the parent and to the noncontrolling interest be clearly identified and presented on the face of the consolidated statement of income, changes in a parent’s ownership interest while the parent retains its controlling financial interest in its subsidiary be accounted for consistently, when a subsidiary is deconsolidated, any retained noncontrolling equity investment in the former subsidiary be initially measured at fair value, entities provide sufficient disclosures that clearly identify and distinguish between the interests of the parent and the interests of the noncontrolling owners. SFAS No. 160 affects those entities that have an outstanding noncontrolling interest in one or more subsidiaries or that deconsolidate a subsidiary. SFAS No. 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. Early adoption is prohibited. The adoption of this statement is not expected to have a material effect on the Company’s financial.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133” (SFAS 161). This statement is intended to improve transparency in financial reporting by requiring enhanced disclosures of an entity’s derivative instruments and hedging activities and their effects on the entity’s financial position, financial performance, and cash flows. SFAS 161 applies to all derivative instruments within the scope of SFAS 133, “Accounting for Derivative Instruments and Hedging Activities” (SFAS 133) as well as related hedged items, bifurcated derivatives, and nonderivative instruments that are designated and qualify as hedging instruments. Entities with instruments subject to SFAS 161 must provide more robust qualitative disclosures and expanded quantitative disclosures. SFAS 161 is effective prospectively for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application permitted. We are currently evaluating the disclosure implications of this statement.

3.	INCOME TAX

The Company was incorporated in the PRC and is subject to PRC income tax which is computed according to the relevant laws and regulations in the PRC. The applicable tax rate has been 33%.

Hai Yuen, wholly owned subsidiary of Hai Lai, was incorporated in Chongqing of the PRC and subject to PRC income tax which is computed according to the western development preferential policy. Hai Yuen is entitled to an income tax reduction. According to the document of reductions approved by the local tax bureau, the income tax rate was reduced from 33% to 15% on a permanent basis.

4.	SEGMENT INFORMATION

The Company operates in one segment. The Company’s revenue and net income are dervied from the operation of a university in the PRC. 100% of the Company’s assets were located in the PRC.

5.	SUBSEQUENT EVENTS

On February 11, 2008, pursuant to an Acquisition Agreement, China Yu Pei Information Technology (Shanghai) Limited, a wholly owned subsidiary of ChinaCast Education Corporation acquired 80% of Hai Lai from Beijing Heng Tai Jufu Investment Limited for RMB480,000,000 (US$65,750,000). The transaction is closed on April 11, 2008.